Capital Structure	6 Months Ended
Jun. 30, 2018
Disclosure Of Objectives Policies And Processes For Managing Capital [Abstract]
Capital Structure

20. CAPITAL STRUCTURE

Cenovus’s capital structure objectives remain unchanged from previous periods. Cenovus’s capital structure consists of shareholders’ equity plus Net Debt. Net Debt includes the Company’s short-term borrowings, and the current and long-term portions of long-term debt, net of cash and cash equivalents. Cenovus conducts its business and makes decisions consistent with that of an investment grade company. The Company’s objectives when managing its capital structure are to maintain financial flexibility, preserve access to capital markets, ensure its ability to finance internally generated growth and to fund potential acquisitions while maintaining the ability to meet the Company’s financial obligations as they come due.

Cenovus monitors its capital structure and financing requirements using, among other things, non-GAAP financial metrics consisting of Net Debt to Adjusted Earnings Before Interest, Taxes and DD&A (“Adjusted EBITDA”) and Net Debt to Capitalization. These metrics are used to steward Cenovus’s overall debt position as measures of Cenovus’s overall financial strength.

Over the long term, Cenovus targets a Net Debt to Adjusted EBITDA ratio of less than 2.0 times. At different points within the economic cycle, Cenovus expects this ratio may periodically be above the target. Cenovus also manages its Net Debt to Capitalization ratio to ensure compliance with the associated covenant as defined in its committed credit facility agreement.

A) Net Debt to Adjusted EBITDA

As at	June 30, 2018	December 31, 2017
Long-Term Debt	9,992	9,513
Less: Cash and Cash Equivalents	(376)	(610)
Net Debt	9,616	8,903

Net Earnings (Loss)	(534)	3,366
Add (Deduct):
Finance Costs	731	725
Interest Income	(41)	(62)
Income Tax Expense (Recovery)	(430)	352
DD&A	2,384	2,030
E&E Impairment	894	890
Unrealized (Gain) Loss on Risk Management	879	729
Foreign Exchange (Gain) Loss, Net	163	(812)
Revaluation (Gain)	-	(2,555)
Re-measurement of Contingent Payment	422	(138)
(Gain) Loss on Discontinuance	(1,591)	(1,285)
(Gain) Loss on Divestitures of Assets	(1)	1
Other (Income) Loss, Net	(3)	(5)
Adjusted EBITDA (1)	2,873	3,236

Net Debt to Adjusted EBITDA	3.3x	2.8x

(1)Calculated on a trailing twelve-month basis. Includes discontinued operations.

B) Net Debt to Capitalization

As at	June 30, 2018	December 31, 2017
Net Debt	9,616	8,903
Shareholders’ Equity	19,003	19,981
	28,619	28,884
Net Debt to Capitalization	34%	31%

Cenovus’s objective is to maintain a high level of capital discipline and manage its capital structure to help ensure sufficient liquidity through all stages of the economic cycle. To help ensure financial resilience, Cenovus may, among other actions, adjust capital and operating spending, draw down on its credit facility or repay existing debt, adjust dividends paid to shareholders, purchase shares for cancellation pursuant to normal course issuer bids, issue new debt, or issue new shares.

Cenovus has in place a committed credit facility that consists of a $1.2 billion tranche maturing on November 30, 2020 and a $3.3 billion tranche maturing on November 30, 2021. As at June 30, 2018, no amounts were drawn on its committed credit facility. Under the committed credit facility, the Company is required to maintain a debt to capitalization ratio, as defined in the agreement, not to exceed 65 percent. The Company is well below this limit.

In addition, the Company has in place a base shelf prospectus which expires in November 2019. As at June 30, 2018, US$4.6 billion remains available under the base shelf prospectus. Offerings under the base shelf prospectus are subject to market conditions.

As at June 30, 2018, Cenovus is in compliance with all of the terms of its debt agreements.